Exhibit 99.2

Exelon

Exelon Corporation

Fourth Quarter 2003 Earnings Conference Call

January 28, 2004

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those discussed herein as well as those discussed in Exelon Corporation's 2002 Annual Report on Form 10-K in (a) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for Exelon, ComEd, PECO and Generation and (b) ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 19, ComEd—Note 16, PECO—Note 18 and Generation—Note 13, and (c) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Exelon

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Diluted Share to GAAP Earnings Per Diluted Share

Three Months Ended December 31, 2003 vs. Three Months Ended December 31, 2002

2002 GAAP Earnings per Diluted Share	$	**1.22**
Year Over Year Effects on Earnings:		
Energy Margins:		
CTC Recoveries at ComEd		(0.14)
Weather Impact		(0.05)
Other, excluding Enterprises		0.11
Income Tax Impacts		0.16
Lower Operating Income at Enterprises		(0.13)
Lower Taxes Other Than Income		0.10
Higher O&M		(0.05)
Other		(0.07)
2003 Adjusted (non-GAAP) Operating Earnings		**1.15**
2003 Adjusted (non-GAAP) Operating Earnings Adjustments:		
Severance		(0.16)
Enterprises' Services Goodwill Impairment		(0.06)
Enterprises' Impairments due to Anticipated Sale		(0.06)
Charge Associated with Exelon's Investment in Sithe Energies, Inc.		(0.04)
2003 GAAP Earnings per Diluted Share	$	**0.83**

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Diluted Share to GAAP Earnings Per Diluted Share

Year Ended December 31, 2003 vs. Year Ended December 31, 2002

2002 GAAP Earnings per Diluted Share	$	**4.44**
2002 Adjusted (non-GAAP) Operating Earnings Adjustments:		
Cumulative Effect of Adopting SFAS No. 142		0.71
Gain on the Sale of Investment in AT&T Wireless		(0.36)
Severance		0.04
2002 Adjusted (non-GAAP) Operating Earnings		**4.83**
Year Over Year Effects on Earnings:		
Energy Margins:		
Generation		0.38
Weather Impact		(0.16)
Other		(0.12)
Lower Interest Expense		0.18
Lower Operating Income at Enterprises		(0.16)
Lower Taxes Other Than Income		0.15
Income Tax Impacts		0.14
Lower Equity in Earnings of Unconsolidated Subsidiaries		(0.08)
Other		0.06
2003 Adjusted (non-GAAP) Operating Earnings		**5.22**
2003 Adjusted (non-GAAP) Operating Earnings Adjustments:		
Boston Generating Impairment		(1.74)
Impairment of Investment in Sithe Energies, Inc.		(0.55)
Severance		(0.49)
Cumulative Effect of Adopting SFAS No. 143		0.34
Property Tax Accrual Reductions		0.14
Enterprises' Services Goodwill Impairment		(0.06)
Enterprises' Impairments due to Anticipated Sale		(0.06)
March 3 ComEd Settlement Agreement		(0.05)
2003 GAAP Earnings per Diluted Share	$	**2.75**

Exelon

Accomplishments – Creating Real Value

Since Exelon was created in late 2000:

- Provided average annual growth of 10.6% in adjusted (non-GAAP) operating EPS*, excluding unusual items, and 9.2% in dividends
- Retired $1.9 billion of transition debt and refinanced/ retired $5.0 billion of other debt, resulting in total interest expense reduction of about $219 million
- Achieved 93.5% average annual nuclear capacity factor

* See 1/28/04 8-K filing at www. Exeloncorp.com for reconciliation to GAAP reported EPS.

2004 Adjusted (non-GAAP) Operating EPS Guidance: $5.35 - $5.65



Expected EPS Drivers
$5.70
$5.50
$5.30
$5.10
$4.90
$4.70
$5.22
2003
$0.17
Sales Growth
Normal Weather
$0.29
Stop Enterprises Losses
$0.35
ComEd CTC
PECO CTC/Amort.
$0.18
Depr./Amort.
Nuclear Outages
$0.12
O&M Expenses
$0.08
Pension/ OPEB Expense
$0.17
Genco Rev. net Fuel
Midwest Gen
$0.10
AmerGen
$0.11
Interest
$0.30
Exelon Way
Other Risks and Opportunities
+/- CTC Reset
+/- Weather
+/- Economy
+/- Natural Gas Prices
$5.35-$5.65
2004E

See 1/28/04 8-K filing at www.exeloncorp.com for reconciliation to GAAP reported EPS.

Q&A